UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 19, 2022

DEXCOM, INC.

(Exact Name of the Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-51222	33-0857544
(Commission File Number)	(IRS Employer Identification No.)

6340 Sequence Drive, San Diego, CA	92121
(Address of Principal Executive Offices)	(Zip Code)

(858) 200-0200

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.001 Par Value Per Share	DXCM	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07.	Submission of Matters to a Vote of Security Holders.

On May 19, 2022, DexCom, Inc. (“DexCom”) held its 2022 Annual Meeting of Stockholders (the “Annual Meeting”).

(a) Proxies for the Annual Meeting were solicited pursuant to Regulation 14A of the Securities Exchange Act of 1934, as amended. At the close of business on the record date, there were 98,125,933 shares outstanding and entitled to vote and 88,663,305 shares were voted online, via telephone or by proxy on the matters described below.

(b) The matters described below were voted on at the Annual Meeting and the number of votes cast with respect to each matter was as indicated:

(1) Holders of DexCom’s common stock voted to elect four Class II directors, each to serve until the DexCom’s 2023 Annual Meeting of Stockholders and until their successor has been elected and qualified, or until their earlier death, resignation or removal as follows:

Name	For	Against	Abstentions	Broker Non-Votes
Steven R. Altman	80,339,689	3,181,151	209,950	4,932,515
Barbara E. Kahn	79,804,050	3,877,750	48,991	4,932,515
Kyle Malady	81,362,309	2,148,172	220,310	4,932,515
Jay S. Skyler	71,465,384	11,893,431	371,976	4,932,515

(2) Holders of DexCom’s common stock voted to ratify the selection by the Audit Committee of the Board of Directors for the appointment of Ernst & Young LLP as its independent registered public accounting firm for the fiscal year ending December 31, 2022:

Number of Shares
Shares Voted in Favor:	84,287,584
Shares Voted Against:	4,332,729
Shares Abstaining:	42,993

(3) Holders of DexCom’s common stock voted to approve the non-binding vote on an advisory resolution on compensation paid to DexCom’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including compensation discussion and analysis, compensation tables and narrative discussion:

Number of Shares
Shares Voted in Favor:	78,010,510
Shares Voted Against:	5,653,262
Shares Abstaining:	67,018
Broker Non-Votes:	4,932,515

4) Holders of DexCom’s common stock voted to approve the amendment and restatement of DexCom’s Certificate of Incorporation to effect a four-for-one forward stock split with a proportional increase in the authorized number of shares of common stock:

Number of Shares
Shares Voted in Favor:	88,606,890
Shares Voted Against:	31,777
Shares Abstaining:	24,638

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DEXCOM, INC.

By:	/s/ MIKE BROWN
Mike Brown
Executive Vice President and Chief Legal Officer

Date: May 20, 2022